UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 8, 2005

                          THE SPORTS CLUB COMPANY, INC.
           _________________________________________________________
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                  95-4479735
________________________________________________________________________________
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
________________________________________________________________________________

(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     ---------------------------


                                 Not Applicable
________________________________________________________________________________

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))





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Section 8 - Other Events

Item 8.01 Other Events.

     On February 8, 2005, The Sports Club Company, Inc., a Delaware corporation (the "Company") and Millennium Development Partners VIII LLC ("Millennium") signed a term sheet (the "Term Sheet"). The Term Sheet contemplates transactions wherein (i) the Company's public shareholders would receive $2.00 for each share of Common Stock owned by them through a merger of a newly formed corporation (to be owned by the Company's four Principal Stockholders, which as defined, include Millennium, D. Michael Talla, Rex A. Licklider and/or Kayne Anderson Capital Advisors, L.P., and their respective affiliates) with and into the Company, with the Company continuing as the surviving corporation, (ii) the Company would sell certain of its assets to Millennium, and (iii) the Company would refinance certain of its owned real estate. The Term Sheet is not binding on the parties and is subject to the execution of definitive agreements and the satisfaction of a number of conditions. Accordingly, the Company can give no assurances that the proposed transactions will be completed

     In connection with the Term Sheet the Company and American Stock Transfer & Trust Company, as Rights Agent, entered into an amendment (the "Amendment") to the Company's Rights Agreement adopted on September 29, 1998, as amended by (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, (g) Seventh Amendment to Rights Agreement dated as of April 14, 2003, (h) Eighth Amendment to Rights Agreement dated as of May 30, 2003, (i) Ninth Amendment to Rights Agreement dated as of July 30, 2003, (j) Tenth Amendment to Rights Agreement dated as of September 30, 2003, (k) Eleventh
Amendment  to Rights  Agreement  dated as of  November  25,  2003,  (l)  Twelfth
Amendment  to Rights  Agreement  dated as of March 3, 2004,  and (m)  Thirteenth
Amendment to Rights Agreement dated as of March 10, 2004 (as so amended, the "Rights Agreement").

     On February 8, 2005, the Company, with the approval of the Special Committee of the Board of Directors (which was created to evaluate strategic alternatives for the Company, including the possibility of a sale of one or more of the Company's operating assets in a transaction in which one or more of the Company's Principal Stockholders might participate), amended its Rights
Agreement to provide that until April 30, 2005, the Rights Plan will not be triggered in connection with the Term Sheet, including any amendments or changes thereto, so long as the amendments or changes are approved, in advance by the Special Committee.



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     All statements in this report other than  statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.

     The Amendment to the Company's Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

                  None

         (b) Pro forma financial information.

                  None

         (c)      Exhibits

                  99.1 Fourteenth Amendment to Rights Agreement Dated as of October 6, 1998



                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    February 14, 2005                    THE SPORTS CLUB COMPANY, INC.


                                               By:      /s/ Timothy M. O'Brien
                                                    ----------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer



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                                                                    Exhibit 99.1


                    FOURTEENTH AMENDMENT TO RIGHTS AGREEMENT
                           DATED AS OF OCTOBER 6, 1998


     This Fourteenth Amendment (the "Fourteenth Amendment") to the Rights Agreement is made and entered into as of February 8, 2005, and amends that certain agreement entered into by and between The Sports Club Company, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Company, a New York corporation (the "Rights Agent"), dated as of October 6, 1998, as amended by the (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c)
Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, (g) Seventh Amendment to the Rights
Agreement dated as of April 14, 2003, (h) Eighth Amendment to the Rights Agreement dated as of May 30, 2003, (i) Ninth Amendment to the Rights Agreement dated as of July 30, 2003, (j) Tenth Amendment to the Rights Agreement dated as of September 30, 2003, (k) Eleventh Amendment to the Rights Agreement dated as of November 25, 2003, (l) Twelfth Amendment to the Rights Agreement dated as of March 3, 2004 and (m) Thirteenth Amendment to the Rights Agreement dated as of March 10, 2004 (as so amended, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meanings given to them in the Rights Agreement.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, on September 29, 1998, the Board of Directors of the Company (the "Board") authorized and declared a dividend of one preferred share purchase right for each Common Share of the Company outstanding on October 6, 1998, each right representing the right to purchase one five-hundredth of a Preferred Share upon the terms and subject to the conditions set forth in the Rights Agreement, and further authorized and directed the issuance of one right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date;

     WHEREAS, the Company and the Rights Agent entered into the Rights Agreement as of October 6, 1998, and thereafter amended said Agreement on the dates set forth in the first paragraph of this Fourteenth Amendment;

     WHEREAS, on September 15, 2004, the Board approved the creation of a special committee thereof (the "Special Committee") to evaluate strategic alternatives for the Company, including the possibility of a sale of one or more of the Company's operating assets in a transaction in which certain stockholders of the Company, including Millennium, D. Michael Talla, Rex A. Licklider and/or Kayne Anderson Capital Advisors, L.P., and their respective affiliates (collectively, the "Principal Stockholders") would participate;

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     WHEREAS,  Millennium  has  proposed a  transaction  in which the  Principal
Stockholders would contribute all of their outstanding shares of preferred stock and/or common stock of the Company, and Millennium would contribute a certain amount of cash, to a newly created Delaware subsidiary that would merge with the Company, cashing out the pubic shareholders; simultaneously with the merger,
Millennium   would  purchase  certain  assets  of  the  Company  (the  "Proposed
Transaction");

     WHEREAS, the Principal Stockholders and the Company desire to enter into a term sheet with respect to the Proposed Transaction (the "Term Sheet");

     WHEREAS, the Special Committee has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth herein.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, in consideration of the recitals, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby amend the Rights Agreement as follows:

     1. The definitions of "Beneficial Owner" and "Beneficially Owned" set forth in Section 1 of the Rights Agreement are hereby amended by adding the following as the last paragraph thereof:

     Notwithstanding anything to the contrary in this Agreement, from February 8, 2005 until April 30, 2005, no securities shall be deemed to be beneficially owned by any person solely pursuant to this clause (iv) in connection with (a) the Term Sheet, including any amendments or changes thereto, so long as the amendments or changes are approved, in advance of their adoption, by the Special Committee.

     2. No Other Changes. Except as expressly set forth in this Amendment, the terms of the Rights Agreement shall continue in full force and effect in accordance with its terms.

     3. Miscellaneous. This Amendment (together with the Rights Agreement) represents the entire agreement and understanding between the parties hereto with respect to this Amendment and supersedes all prior and contemporaneous written and oral negotiations, discussions and agreements; shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, assigns and legal representatives; and may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. Paragraph headings appearing in this Amendment are for the convenience of the parties and shall not be considered in interpreting or construing any term or provision hereof.

       [Balance of Page Intentionally Left Blank; Signature Page Follows]



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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the date first written above.


                                               Company:

                                               THE SPORTS CLUB COMPANY, INC.
Attest:



                                               By: /s/ Timothy M. O'Brien
                                                   ------------------------
/s/ Lois Barberio                              Name:  Timothy M. O'Brien
-----------------------------
Name:   Lois Barberio                          Title: Chief Financial Officer
Title:  Corporate Secretary



                                               Trustee:

                                               AMERICAN STOCK TRANSFER & TRUST
                                               COMPANY
Attest:


                                               By: /s/ Herbert J. Lemmer
                                                  ------------------------------
/s/ Susan Silber                               Name:   Herbert J. Lemmer
------------------------------                 Title:  Vice President
Name:   Susan Silber
Title:  Assistant Secretary






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